Exhibit 10.4

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Security Agreement”) is entered into as of March 1, 2017 by and between MAM SOFTWARE GROUP, INC., a Delaware corporation (the “Borrower”), and UNIVEST BANK AND TRUST CO., (the “Lender”), on behalf of the Lender and the other Secured Parties.

PRELIMINARY STATEMENT

The Borrower and the Lender are entering into a Credit Agreement dated as of even date herewith (as it may be amended, restated, supplemented or otherwise modified from time to time, the (“Credit Agreement”). The Borrower is entering into this Security Agreement in order to induce the Lender to enter into and extend credit to the Borrower under the Credit Agreement and to secure the Secured Obligations that it has agreed to guarantee pursuant to Article IX of the Credit Agreement.

ACCORDINGLY, the Borrower and the Lender, on behalf of the Secured Parties, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1     Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

1.2     Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC.

1.3    Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the first paragraph hereof and in the Preliminary Statement, the following terms shall have the following meanings:

“Accounts” shall have the meaning set forth in Article 9 of the UCC.

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

“Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.

“Closing Date” means the date of the Credit Agreement.

“Collateral” shall have the meaning set forth in Article II.

“Collateral Access Agreement” means any landlord waiver or other agreement, in form and substance satisfactory to the Lender, between the Lender and any third party (including any bailee, consignee, customs broker, or other similar Person) in possession of any Collateral or any landlord of any real property where any Collateral is located, as such landlord waiver or other agreement may be amended, restated, supplemented or otherwise modified from time to time.

“Collateral Report” means any certificate, report or other document delivered by the Borrower to the Lender with respect to the Collateral pursuant to any Loan Document.

“Commercial Tort Claims” means the commercial tort claims as defined in Article 9 of the UCC, including each commercial tort claim specifically described on Exhibit I

“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Copyrights” means, with respect to any Person, all of such Person's right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Deposit Account Control Agreement” means an agreement, in form and substance satisfactory to the Lender, among any Loan Party, a banking institution holding such Loan Party's funds, and the Lender with respect to collection and control of all deposits and balances held in a deposit account maintained by such Loan Party with such banking institution.

“Deposit Accounts” shall have the meaning set forth in Article 9 of the UCC. “Documents” shall have the meaning set forth in Article 9 of the UCC. “Equipment” shall have the meaning set forth in Article 9 of the UCC. “Event of Default” means an event described in Section 5.1.

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

“Fixtures” shall have the meaning set forth in Article 9 of the UCC.

“General Intangibles” shall have the meaning set forth in Article 9 of the UCC.

“Goods” shall have the meaning set forth in Article 9 of the UCC.

“Instruments” shall have the meaning set forth in Article 9 of the UCC.

“Inventory” shall have the meaning set forth in Article 9 of the UCC.

“Investment Property” shall have the meaning set forth in Article 9 of the UCC.

“Letter-of-Credit Rights” shall have the meaning set forth in Article 9 of the UCC.

“Licenses” means, with respect to any Person, all of such Person's right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its Patents, Copyrights, or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

“Patents” means, with respect to any Person, all of such Person's right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

“Pledged Collateral” means all Instruments, Securities and other Investment Property of the Borrower, whether or not physically delivered to the Lender pursuant to this Security Agreement.

“Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

“Secured Parties” shall have the meaning set forth in the Credit Agreement.

“Security” shall have the meaning set forth in Article 8 of the UCC.

“Stock Rights” means all dividends, instruments or other distributions and any other right or property which the Borrower shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which the Borrower now has or hereafter acquires any right, issued by an issuer of such Equity Interest.

“Supporting Obligations” shall have the meaning set forth in Article 9 of the UCC.

“Trademarks” means, with respect to any Person, all of such Person's right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world.

“UCC” means the Uniform Commercial Code, as in effect from time to time, of the Commonwealth of Pennsylvania or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Lender's Lien on any Collateral.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II

GRANT OF SECURITY INTEREST

The Borrower hereby pledges, assigns and grants to the Lender, on behalf of and for the benefit of the Secured Parties, a security interest in all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of the Borrower (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, the Borrower, and regardless of where located (all of which will be collectively referred to as the “Collateral”), including:

(i)	all Accounts;

(ii)	all Chattel Paper;

(iii)	all Copyrights, Patents and Trademarks;

(iv)	all Documents;

(v)	all Equipment;

(vi)	all Fixtures;

(vii)	all General Intangibles;

(viii)	all Goods;

(ix)	all Instruments;

(x)	all Inventory;

(xi)	all Investment Property;

(xii)	all cash or cash equivalents;

(xiii)	all letters of credit, Letter-of-Credit Rights and Supporting Obligations;

(xiv)	all Deposit Accounts with any bank or other financial institution;

(xv)	all Commercial Tort Claims; and

(xvi)

all accessions to, substitutions for and replacements, proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing;

to secure the prompt and complete payment and performance of the Secured Obligations.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Except as set forth in the Disclosure Schedules attached to the Credit Agreement, the Borrower represents and warrants to the Lender and the Secured Parties that:

3.1      Title, Authorization, Validity, Enforceability, Perfection and Priority. The Borrower has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1(e), and has full power and authority to grant to the Lender the security interest in the Collateral pursuant hereto. The execution and delivery by the Borrower of this Security Agreement has been duly authorized by proper corporate proceedings, and this Security Agreement constitutes a legal valid and binding obligation of the Borrower and creates a security interest which is enforceable against the Borrower in all Collateral it now owns or hereafter acquires, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. When financing statements have been filed in the appropriate offices against the Borrower in the locations listed on Exhibit H, the Lender will have a fully perfected first priority security interest in that Collateral in which a security interest may be perfected by filing, subject only to Liens permitted under Section 4.1(e).

3.2     Type and Jurisdiction of Organization, Organizational and Identification Numbers. The type of entity of the Borrower, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Exhibit A.

3.3      Principal Location. The Borrower's mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), are disclosed in Exhibit A; the Borrower has no other places of business except those set forth in Exhibit A.

3.4     Collateral Locations. All of Borrower's locations where Collateral is located are listed on Exhibit A. All of said locations are owned by the Borrower except for locations (i) which are leased by the Borrower as lessee and designated in Part VII(b) of Exhibit A and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part VII(c) of Exhibit A.

3.5      Deposit Accounts. All of the Borrower's Deposit Accounts are listed on Exhibit B.

3.6     Exact Names. The Borrower's name in which it has executed this Security Agreement is the exact name as it appears in the Borrower's organizational documents, as amended, as filed with the Borrower's jurisdiction of organization. The Borrower has not, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition.

3.7      Letter-of-Credit Rights and Chattel Paper. Exhibit C lists all Letter-of-Credit Rights and Chattel Paper of the Borrower. All action by the Borrower necessary or desirable to protect and perfect the Lender's Lien on each item listed on Exhibit C (including the delivery of all originals and the placement of a legend on all Chattel Paper as required hereunder) has been duly taken. The Lender will have a fully perfected first priority security interest in the Collateral listed on Exhibit C, subject only to Liens permitted under Section 4. 1 (e).

3.8      Accounts and Chattel Paper.

(a)     The names of the obligors, amounts owing, due dates and other information with respect to the Accounts and Chattel Paper are and will be correctly stated in all records of the Borrower relating thereto and in all invoices and Collateral Reports with respect thereto furnished to the Lender by the Borrower from time to time. As of the time when each Account or each item of Chattel Paper arises, the Borrower shall be deemed to have represented and warranted that such Account or Chattel Paper, as the case may be, and all records relating thereto, are genuine and in all respects what they purport to be.

(b)     With respect to Accounts, (i) [RESERVED]; (ii) all Accounts represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of the Borrower's business and are not evidenced by a judgment, Instrument or Chattel Paper; (iii) there are no setoffs, claims or disputes existing or asserted with respect thereto and the Borrower has not made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by the Borrower in the ordinary course of its business for prompt payment and disclosed to the Lender; (iv) to Borrower's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on the Borrower's books and records and any invoices, statements and Collateral Reports with respect thereto; (v) the Borrower has not received any written notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any material adverse change in such Account Debtor's financial condition; and (vi) the Borrower has no knowledge that any Account Debtor has become insolvent or is generally unable to pay its debts as they become due.

(c)     In addition, with respect to all Accounts, (i) the amounts shown on all Collateral Reports, invoices and statements with respect thereto are actually and absolutely owing to the Borrower asindicated thereon and are not in any way contingent, and (ii) to the Borrower's knowledge, all Account Debtors have the capacity to contract.

3.9     Inventory. With respect to any Inventory, (a) such Inventory (other than Inventory in transit) is located at one of the Borrower's locations set forth on Exhibit A, (b) no Inventory (other than Inventory in transit) is now, or shall at any time or times hereafter be stored at any other location except as permitted by Section 4.1(g), (c) the Borrower has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the security interest granted to the Lender hereunder, for the benefit of the Lender and the Secured Parties, and Permitted Encumbrances, (d) such Inventory is of good and merchantable quality, free from any material defects, (e) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition, (f) such Inventory has been produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder, and (g) the completion of manufacture, sale or other disposition of such Inventory by the Lender following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which the Borrower is a party or to which such property is subject.

3.10   Intellectual Property. The Borrower does not have any interest in, or title to, any Patent, Trademark or Copyright except as set forth in Exhibit D. This Security Agreement is effective to create a valid and continuing Lien and, upon filing of appropriate financing statements in the offices listed on Exhibit H and this Security Agreement with the United States Copyright Office and the United States Patent and Trademark Office, as applicable fully perfected first priority security interests in favor of the Lender on the Borrower's Patents, Trademarks and Copyrights, such perfected security interests are enforceable as such as against any and all creditors of and purchasers from the Borrower; and all action necessary or desirable to protect and perfect the Lender's Lien on the Borrower's Patents, Trademarks or Copyrights shall have been duly taken.

3.11   Filing Requirements. None of the Equipment is covered by any certificate of title, except for the vehicles described in Part I of Exhibit E. None of the Collateral is of a type for which security interests or liens may be perfected by filing under any federal statute except for (a) the vehicles described in Part II of Exhibit E and (b) Patents, Trademarks and Copyrights held by the Borrower and described in Exhibit D. The legal description, county and street address of each property on which any Fixtures are located is set forth in Exhibit F together with the name and address of the record owner of each such property.

3.12   No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated (by a filing authorized by the secured party in respect thereof) naming the Borrower as debtor has been filed or is of record in any jurisdiction except for financing statements or security agreements (a) naming the Lender as the secured party and (b) in respect to other Liens permitted under Section 6.02 of the Credit Agreement.

3.13   Pledged Collateral.

(a)     Exhibit G sets forth a complete and accurate list of all of the Pledged Collateral. The Borrower is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on Exhibit G as being owned by it, free and clear of any Liens, except for the security interest granted to the Lender hereunder and Permitted Encumbrances. The Borrower further represents and warrants that (i) all Pledged Collateral constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized, validly issued, are fully paid and non-assessable, (ii) with respect to any certificates delivered to the Lender representing an Equity Interest, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, the Borrower has so informed the Lender so that the Lender may take steps to perfect its security interest therein as a General Intangible, (iii) all such Pledged Collateral held by a securities intermediary iscovered by a control agreement among the Borrower, the securities intermediary and the Lender pursuant to which the Lender has Control and (iv) all Pledged Collateral which represents Indebtedness owed to the Borrower has been duly authorized, authenticated or issued and delivered by the issuer of such Indebtedness, is the legal, valid and binding obligation of such issuer and such issuer is not in default thereunder.

(b)     In addition, (i) none of the Pledged Collateral has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) no options, warrants, calls or commitments of any character whatsoever (A) exist relating to the Pledged Collateral or (B) obligate the issuer of any Equity Interest included in the Pledged Collateral to issue additional Equity Interests, and (iii) no consent, approval, authorization, or other action by, and no giving of notice, filing with, any governmental authority or any other Person is required for the pledge by the Borrower of the Pledged Collateral pursuant to this Security Agreement or for the execution, delivery and performance of this Security Agreement by the Borrower, or for the exercise by the Lender of the voting or other rights provided for in this Security Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Security Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

(c)     Except as set forth in Exhibit G, the Borrower owns 100% of the issued and outstanding Equity Interests which constitute Pledged Collateral and none of the Pledged Collateral which represents Indebtedness owed to the Borrower is subordinated in right of payment to other Indebtedness or subject to the terms of an indenture.

ARTICLE IV

COVENANTS

From the date of this Security Agreement, and thereafter until this Security Agreement is terminated, the Borrower agrees that:

4.1     General.

(a)     Collateral Records. The Borrower will maintain complete and accurate books and records with respect to the Collateral and furnish to the Lender such reports relating to the Collateral as the Lender shall from time to time request.

(b)     Authorization to File Financing Statements; Ratification. The Borrower hereby authorizes the Lender to file, and if requested will deliver to the Lender, all financing statements and other documents and take such other actions as may from time to time be requested by the Lender in order to maintain a first perfected security interest in and, if applicable, Control of, the Collateral. Any financing statement filed by the Lender may be filed in any filing office in any UCC jurisdiction and may (i) indicate the Collateral (1) as all assets of the Borrower or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of such jurisdiction, or (2) by any other description which reasonably approximates the description contained in this Security Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether the Borrower is an organization, the type of organization and any organization identification number issued to the Borrower, and (B) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Borrower also agrees to furnish any such information described in the foregoing sentence to the Lender promptly upon request. The Borrower also ratifies its authorization for the Lender to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(c)    Further Assurances. The Borrower will, if so requested by the Lender, furnish to the Lender, as often as the Lender reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports and information in connection with the Collateral as the Lender may reasonably request, all in such detail as the Lender may specify. The Borrower also agrees to take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of the Lender in the Collateral and the priority thereof against any Lien not expressly permitted hereunder.

(d)     Disposition of Collateral. The Borrower will not sell, lease or otherwise dispose of the Collateral except for dispositions specifically permitted pursuant to Section 6.05 of the Credit Agreement.

(e)     Liens. The Borrower will not create, incur, or suffer to exist any Lien on the Collateral except (i) the security interest created by this Security Agreement, and (ii) other Liens permitted under Section 6.02 of the Credit Agreement.

(f)     Other Financing Statements. The Borrower will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral, except for financing statements (i) naming the Lender as the secured party, and (ii) in respect to other Liens permitted under Section 6.02 of the Credit Agreement. The Borrower acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Lender, subject to the Borrower's rights under Section 9-509(d)(2) of the UCC.

(g)    Locations. The Borrower will not (i) maintain any Collateral at any location other than those locations listed on Exhibit A or disclosed to Lender pursuant to clause (ii) of this Section, (ii) otherwise change, or add to, such locations without the Lender's prior written consent as required by the Credit Agreement (and if the Lender gives such consent, the Borrower will concurrently therewith obtain a Collateral Access Agreement for each such location to the extent required by the Credit Agreement), or (iii) change its principal place of business or chief executive office from the location identified on Exhibit A, other than as permitted by the Credit Agreement.

(h)     Compliance with Terms. The Borrower will perform and comply with all obligations in respect of the Collateral and all agreements to which it is a party or by which it is bound relating to the Collateral.

4.2     Receivables.

(a)     Certain Agreements on Receivables. The Borrower will not make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except that, prior to the occurrence of an Event of Default, the Borrower may reduce the amount of Accounts arising from the sale of Inventory in accordance with its present policies and in the ordinary course of business.

(b)     Collection of Receivables. Except as otherwise provided in this Security Agreement, the Borrower will collect and enforce, at the Borrower's sole expense, all amounts due or hereafter due to the Borrower under the Receivables.

(c)     Delivery of Invoices. The Borrower will deliver to the Lender immediately upon its request after the occurrence and during the continuation of an Event of Default duplicate invoices with respect to each Account bearing such language of assignment as the Lender shall specify.

(d)    Disclosure of Counterclaims on Receivables. If (i) any material discount, credit or agreement to make a rebate or to otherwise reduce the amount owing on a Receivable exists or (ii) if, to the knowledge of the Borrower, any material dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to a Receivable, the Borrower will promptly disclose such fact to the Lender in writing.

(e)     Electronic Chattel Paper. The Borrower shall take all steps necessary to grant the Lender Control of all electronic chattel paper in accordance with the UCC and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

4.3     Inventory and Equipment.

(a)     Maintenance of Goods. The Borrower will do all things necessary to maintain, preserve, protect and keep the Inventory and the Equipment in good repair and working and saleable condition, except for damaged or defective goods arising in the ordinary course of the Borrower's business and except for ordinary wear and tear in respect of the Equipment.

(b)     Returned Inventory. If an Account Debtor returns any Inventory to the Borrower when no Event of Default exists, then the Borrower shall promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount. The Borrower shall promptly report to the Lender any return involving an amount in excess of $100,000. Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. In the event any Account Debtor returns Inventory to the Borrower when an Event of Default has occurred and is continuing, the Borrower, upon the request of the Lender, shall: (i) hold the returned Inventory in trust for the Lender; (ii) segregate all returned Inventory from all of its other property; (iii) dispose of the returned Inventory solely according to the Lender's written instructions; and (iv) not issue any credits or allowances with respect thereto without the Lender's prior written consent. All returned Inventory shall be subject to the Lender's Liens thereon.

(c)     Equipment. The Borrower shall promptly inform the Lender of any additions to or deletions from the Equipment which individually or in the aggregate exceed $100,000. The Borrower shall not permit any Equipment to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Lender does not have a Lien. The Borrower will not, without the Lender's prior written consent, alter or remove any identifying symbol or number on any of the Borrower's Equipment constituting Collateral.

4.4     Delivery of Instruments, Securities, Chattel Paper and Documents. The Borrower will (a) deliver to the Lender within thirty days of the execution of this Security Agreement the originals of all Chattel Paper, Securities and Instruments constituting Collateral (if any then exist), (b) hold in trust for the Lender upon receipt and immediately thereafter deliver to the Lender any Chattel Paper, Securities and Instruments constituting Collateral, (c) upon the Lender's request, deliver to the Lender (and thereafter hold in trust for the Lender upon receipt and immediately deliver to the Lender) any Document evidencing or constituting Collateral.

4.5     Uncertificated Pledged Collateral. The Borrower will permit the Lender from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Lender granted pursuant to this Security Agreement. The Borrower will take any actions necessary to cause (a) the issuers of uncertificated securities which are Pledged Collateral and (b) any securities intermediary which is the holder of any Pledged Collateral, to cause the Lender to have and retain Control over such Pledged Collateral. Without limiting the foregoing, the Borrower will, with respect to Pledged Collateral held with a securities intermediary, cause such securities intermediary to enter into a control agreement with the Lender, in form and substance satisfactory to the Lender, giving the Lender Control.

4.6      Pledged Collateral.

(a)     Changes in Capital Structure of Issuers. Subject to the terms of the Credit Agreement, the Borrower will not (i) permit or suffer any issuer of an Equity Interest constituting Pledged Collateral to dissolve, merge, liquidate, retire any of its Equity Interests or other Instruments or Securities evidencing ownership, reduce its capital, sell or encumber all or substantially all of its assets (except for Permitted Encumbrances and sales of assets permitted pursuant to Section 4.1(d)) or merge or consolidate with any other entity, or (ii) vote any Pledged Collateral in favor of any of the foregoing.

(b)     Issuance of Additional Securities. The Borrower will not permit or suffer the issuer of an Equity Interest constituting Pledged Collateral to issue additional Equity Interests, any right to receive the same or any right to receive earnings, except to the Borrower.

(c)     Registration of Pledged Collateral. Upon the occurrence and during the continuance of an Event of Default, the Borrower will permit any registerable Pledged Collateral to be registered in the name of the Lender or its nominee at any time at the option of the Lender.

(d)     Exercise of Rights in Pledged Collateral.

(i)      Without in any way limiting the foregoing and subject to clause (ii) below, the Borrower shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral for all purposes not inconsistent with this Security Agreement, the Credit Agreement or any other Loan Document; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of the Lender in respect of the Pledged Collateral.

(ii)     The Borrower will permit the Lender or its nominee at any time after the occurrence of an Event of Default, without notice, to exercise all voting rights or other rights relating to the Pledged Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting Pledged Collateral as if it were the absolute owner thereof.

(iii)    The Borrower shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Collateral to the extent not in violation of the Credit Agreement other than any of the following distributions and payments (collectively referred to as the “Excluded Payments”): (A) dividends and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of an issuer; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral; provided however, that until actually paid, all rights to such distributions shall remain subject to the Lien created by this Security Agreement; and

(iv)     All Excluded Payments and all other distributions in respect of any Pledged Collateral, whenever paid or made, shall be delivered to the Lender to hold as Pledged Collateral and shall, if received by the Borrower, be received in trust for the benefit of the Lender, be segregated from the other property or funds of the Borrower, and be forthwith delivered to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsement).

(e)     Interests in Limited Liability Companies and Limited Partnerships. The Borrower agrees that no ownership interests in a limited liability company or a limited partnership which are included within the Collateral shall at any time constitute a Security under Article 8 of the UCC of the applicable jurisdiction.

4.7     Intellectual Property.

(a)     The Borrower will use its commercially reasonably best efforts to secure all consents and approvals necessary or appropriate for the assignment to or benefit of the Lender of any License held by the Borrower and to enforce the security interests granted hereunder.

(b)     The Borrower shall notify the Lender immediately if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding the Borrower's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

(c)     In no event shall the Borrower, either directly or through any agent, employee, licensee or designee, file an application for the registration (but not for renewal) of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving the Lender prior written notice thereof, and, upon request of the Lender, the Borrower shall execute and deliver any and all security agreements as the Lender may request to evidence the Lender's first priority security interest on such Patent, Trademark or Copyright, and the General Intangibles of the Borrower relating thereto or represented thereby.

(d)     The Borrower shall take all actions necessary or reasonably requested by the Lender to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.

(e)     The Borrower shall, unless it shall reasonably determine that such Patent, Trademark or Copyright is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as the Lender shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright. In the event that the Borrower institutes suit because any of the Patents, Trademarks or Copyrights constituting Collateral is infringed upon, or misappropriated or diluted by a third party, the Borrower shall comply with Section 4.8.

4.8     Commercial Tort Claims. The Borrower shall promptly, and in any event within two Business Days after the same is acquired by it, notify the Lender of any commercial tort claim (as defined in the UCC) acquired by it and, unless the Lender otherwise consents, the Borrower shall enter into an amendment to this Security Agreement, in the form of Exhibit J hereto, granting to Lender a first priority security interest in such commercial tort claim.

4.9     Letter-of-Credit Rights. If the Borrower is or becomes the beneficiary of a letter of credit, the Borrower shall promptly, and in any event within two (2) Business Days after becoming a beneficiary, notify the Lender thereof and cause the issuer and/or confirmation bank to (i) consent to the assignment of any Letter-of-Credit Rights to the Lender and (ii) agree to direct all payments thereunder to a Deposit Account at the Lender or subject to a Deposit Account Control Agreement for application to the Secured Obligations, in accordance with Section 2.16 of the Credit Agreement, all in form and substance reasonably satisfactory to the Lender.

4.10    Federal, State or Municipal Claims. The Borrower will promptly notify the Lender of any Collateral which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal, state or municipal law.

4.11     No Interference. Subject to the terms of the Credit Agreement, the Borrower agrees that it will not interfere with any right, power and remedy of the Lender provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers or remedies.

4.12     Insurance. (a) In the event any Collateral is located in any area that has been designated by the Federal Emergency Management Agency as a “Special Flood Hazard Area”, the Borrower shall purchase and maintain flood insurance on such Collateral (including any personal property which is located on any real property leased by such Loan Party within a “Special Flood Hazard Area”). The amount of flood insurance required by this Section shall be in an amount equal to the lesser of the total Commitment or the total replacement cost value of the improvements.

(b)     All insurance policies required hereunder and under Section 5.10 of the Credit Agreement shall name the Lender as an additional insured or as lender's loss payee, as applicable, and shall contain lender loss payable clauses or mortgagee clauses, through endorsements in form and substance reasonably satisfactory to the Lender, which provide that: (i) all proceeds thereunder with respect to any Collateral shall be payable to the Lender; (ii) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy; and (iii) such policy and lender loss payable or mortgagee clauses may be canceled, amended, or terminated only upon at least thirty (30) days prior written notice given to the Lender.

(c)     All premiums on any such insurance shall be paid when due by the Borrower, and copies of the policies delivered to the Lender. If the Borrower fails to obtain or maintain any insurance as required by this Section, the Lender may obtain such insurance at the Borrower's expense. By purchasing such insurance, the Lender shall not be deemed to have waived any Default arising from the Borrower's failure to maintain such insurance or pay any premiums therefor.

4.13     Collateral Access Agreements. The Borrower shall use commercially reasonable efforts to obtain a Collateral Access Agreement from the lessor of each leased property, mortgagee of owned property or bailee or consignee with respect to any warehouse, processor or converter facility or other location where Collateral is stored or located, which agreement or letter shall provide access rights, contain a waiver or subordination of all Liens or claims that the landlord, mortgagee, bailee or consignee may assert against the Collateral at that location, and shall otherwise be reasonably satisfactory in form and substance to the Lender.

4.14     Deposit Account Control Agreements. The Borrower will provide to the Lender upon the Lender's request, a Deposit Account Control Agreement duly executed on behalf of each financial institution holding a deposit account of the Borrower as set forth in this Security Agreement.

4.15    Change of Name or Location; Change of Fiscal Year. The Borrower shall not (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address, corporate offices or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral as set forth in this Security Agreement, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization, in each case, unless the Lender shall have received at least thirty (30) days prior written notice of such change and the Lender shall have acknowledged in writing that either (1) such change will not adversely affect the validity, perfection or priority of the Lender's security interest in the Collateral, or (2) any reasonable action requested by the Lender in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of the Lender in any Collateral), provided that, any new location shall be in the continental U.S. The Borrower shall not change its fiscal year which currently ends on June 30.

ARTICLE V

EVENTS OF DEFAULT AND REMEDIES

5.1     Events of Default. Subject to the notice of default and applicable cure periods, if any, set forth in the Credit Agreement, which are incorporate herein by reference, the occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

(a)     Any representation or warranty made by or on behalf of the Borrower under or in connection with this Security Agreement shall be materially false as of the date on which made and has not been remedied to Lender's satisfaction within thirty (30) days after written notice thereof from Lender to Borrower.

(b)     The Borrower shall fail to observe or perform any of the terms or provisions of Article IV.

(c)     The Borrower shall fail to observe or perform any of the terms or provisions of this Security Agreement (other than a breach which constitutes an Event of Default under any other Section of this Article V), and such failure shall continue unremedied for a period of fifteen (15) days after the earlier of knowledge of such breach or notice thereof from the Lender.

(d)     The occurrence of any “Event of Default” under, and as defined in, the Credit Agreement.

(e)     Any Equity Interest which is included within the Collateral shall at any time constitute a Security or the issuer of any such Equity Interest shall take any action to have such interests treated as a Security unless (i) all certificates or other documents constituting such Security have been delivered to the Lender and such Security is properly defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise, or (ii) the Lender has entered into a control agreement with the issuer of such Security or with a securities intermediary relating to such Security and such Security is defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise.

5.2      Remedies.

(a)     Upon the occurrence of an Event of Default, the Lender may exercise any or all of the following rights and remedies:

(i)     those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan Document; provided that, this Section 5.2(a) shall not be understood to limit any rights or remedies available to the Lender and the other Secured Parties prior to an Event of Default;

(ii)     those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank's right of setoff or bankers' lien) when a debtor is in default under a security agreement;

(iii)     give notice of sole control or any other instruction under any Deposit Account Control Agreement or and other control agreement with any securities intermediary and take any action therein with respect to such Collateral;

(iv)     without notice (except as specifically provided in Section 8.1 or elsewhere herein), demand or advertisement of any kind to the Borrower or any other Person, enter the premises of the Borrower where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at the Borrower's premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Lender may deem commercially reasonable; and

(v)     concurrently with written notice to the Borrower, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, exercise the voting and all other rights as a holder with respect thereto, collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Lender was the outright owner thereof.

(b)     The Lender, on behalf of the Lender and the other Secured Parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c)     The Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Lender and the other Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Borrower hereby expressly releases.

(d)     Until the Lender is able to effect a sale, lease, or other disposition of Collateral, the Lender shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Lender. The Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Lender's remedies (for the benefit of the Lender and the other Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.

(e)     If, after the Credit Agreement has terminated by its terms and all of the Obligations have been paid in full, there remain Swap Agreement Obligations outstanding, the Lender may exercise the remedies provided in this Section 5.2 upon the occurrence of any event which would allow or require the termination or acceleration of any Swap Agreement Obligations pursuant to the terms of the Swap Agreement.

(f)     Notwithstanding the foregoing, neither the Lender nor any other Secured Party shall be required to (i) make any demand upon, or pursue or exhaust any of its rights or remedies against, the Borrower, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of its rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(g)     The Borrower recognizes that the Lender may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. The Borrower also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Lender shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Borrower or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the Borrower and the issuer would agree to do so.

5.3      Borrower's Obligations Upon Default. Upon the request of the Lender after the occurrence of a Default, the Borrower will:

(a)     assemble and make available to the Lender the Collateral and all books and records relating thereto at any place or places specified by the Lender, whether at the Borrower's premises or elsewhere;

(b)     permit the Lender, by the Lender's representatives and agents, provided same do not breach the peace, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the Borrower for such use and occupancy;

(c)      RESERVED

(d)     take, or cause an issuer of Pledged Collateral to take, any and all actions necessary to register or qualify the Pledged Collateral to enable the Lender to consummate a public sale or other disposition of the Pledged Collateral; and

(e)     at its own expense, cause the independent certified public accountants then engaged by the Borrower to prepare and deliver to the Lender, at any time, and from time to time, promptly upon the Lender's request, the following reports with respect to the Borrower: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts.

5.4     Grant of Intellectual Property License. For the purpose of enabling the Lender to exercise the rights and remedies under this Article V at such time as the Lender shall be lawfully entitled to exercise such rights and remedies, the Borrower hereby (a) grants to the Lender, for the benefit of itself and the other Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Borrower) to use, license or sublicense any intellectual property rights now owned or hereafter acquired by the Borrower, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (b) irrevocably agrees that the Lender may sell any of the Borrower's Inventory directly to any person, including without limitation persons who have previously purchased the Borrower's Inventory from the Borrower and in connection with any such sale or other enforcement of the Lender's rights under this Security Agreement, may sell Inventory which bears any Trademark owned by or licensed to the Borrower and any Inventory that is covered by any Copyright owned by or licensed to the Borrower and the Lender may finish any work in process and affix any Trademark owned by or licensed to the Borrower and sell such Inventory as provided herein.

ARTICLE VI

ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY

6.1     Account Verification. The Lender may at any time after the occurrence of an Event of Default, in the Lender's own name, in the name of a nominee of the Lender, or in the name of the Borrower communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of the Borrower, parties to contracts with the Borrower and obligors in respect of Instruments of the Borrower to verify with such Persons, to the Lender's satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper, payment intangibles and/or other Receivables.

6.2     Authorization for Lender to Take Certain Action.

(a)     Except in the case of subpart (ii) hereof, upon the occurrence and continuance of an Event of Default, the Borrower irrevocably authorizes the Lender at any time and from time to time in the sole discretion of the Lender and appoints the Lender as its attorney-in-fact (i) to endorse and collect any cash proceeds of the Collateral, (ii) to file any financing statement with respect to the Collateral and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Lender in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Lender's security interest in the Collateral, (iii) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give the Lender Control over such Pledged Collateral, (iv) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens that are permitted under Section 6.02 of the Credit Agreement), (v) to contact Account Debtors for any reason, (vi) to demand payment or enforce payment of the Receivables in the name of the Lender or the Borrower and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (vii) to sign the Borrower's name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of the Borrower, assignments and verifications of Receivables, (viii) to exercise all of the Borrower's rights and remedies with respect to the collection of the Receivables and any other Collateral, (ix) to settle, adjust, compromise, extend or renew the Receivables, (x) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (xi) to prepare, file and sign the Borrower's name on a proof of claim in bankruptcy or similar document against any Account Debtor of the Borrower, (xii) to prepare, file and sign the Borrower's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xiii) to change the address for delivery of mail addressed to the Borrower to such address as the Lender may designate and to receive, open and dispose of all mail addressed to the Borrower, and (xiv) to do all other acts and things necessary to carry out this Security Agreement; and the Borrower agrees to reimburse the Lender on demand for any payment made or any expense incurred by the Lender in connection with any of the foregoing; provided that, this authorization shall not relieve the Borrower of any of its obligations under this Security Agreement or under the Credit Agreement.

(b)     All acts of said attorney or designee in accordance with the terms of this Agreement and applicable law are hereby ratified and approved. The powers conferred on the Lender, for the benefit of the Lender and the other Secured Parties, under this Section 6.2 are solely to protect the Lender's and the other Secured Parties' interests in the Collateral and shall not impose any duty upon the Lender or any other Secured Party to exercise any such powers. The Lender agrees that, except for the powers granted in Section 6.2(a)(i)-(iv) and Section 6.2(a)(xiv), it shall not exercise any power or authority granted to it unless an Event of Default has occurred and is continuing.

6.3      Proxy. UPON THE OCCURRENCE AND CONTINUANCE OF AN EVENT OF DEFAULT, THE BORROWER HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE LENDER AS THE PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.2 ABOVE) OF THE BORROWER WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE ANY OF THE PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY OF THE PLEDGED COLLATERAL, THE APPOINTMENT OF THE LENDER AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF ANY OF THE PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY OF THE PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF A DEFAULT.

6.4      Nature of Appointment; Limitation of Duty. THE APPOINTMENT OF THE LENDER AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 7.14. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NONE OF THE LENDER, ANY OTHER SECURED PARTY, ANY OF THEIR RESPECTIVE AFFILIATES, OR ANY OF THEIR OR THEIR AFFILIATES' RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO SUCH PARTY'S OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE VII

GENERAL PROVISIONS

7.1      Waivers. The Borrower hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Borrower, addressed as set forth in Article IX, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, the Borrower waives all claims, damages, and demands against the Lender or any other Secured Party arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Lender or such Secured Party as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, the Borrower absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Lender or any other Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, the Borrower hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

7.2    Limitation on the Lender's Duty with Respect to the Collateral. Aside from acting in a commercially reasonable manner, the Lender shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Lender shall use reasonable care with respect to the Collateral in its possession or under its control. The Lender shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, the Borrower acknowledges and agrees that it is commercially reasonable for the Lender (i) to fail to incur expenses deemed significant by the Lender to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as the Borrower, for expressions of interest in acquiring all or any portion of the Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing interne sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of Collateral or to provide to the Lender a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Lender, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Lender in the collection or disposition of any of the Collateral. The Borrower acknowledges that the purpose of this Section 7.2 is to provide non-exhaustive indications of what actions or omissions by the Lender would be commercially reasonable in the Lender's exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 7.2. Without limitation upon the foregoing, nothing contained in this Section 7.2 shall be construed to grant any rights to the Borrower or to impose any duties on the Lender that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 7.2.

7.3     Compromises and Collection of Collateral. The Borrower and the Lender recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, the Borrower agrees that the Lender may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Lender in its sole discretion acting in good faith shall determine or abandon any Receivable, and any such action by the Lender shall be commercially reasonable so long as the Lender acts in good faith based on information known to it at the time it takes any such action.

7.4     Secured Party Performance of Debtor Obligations. Without having any obligation to do so, the Lender may perform or pay any obligation which the Borrower has agreed to perform or pay in this Security Agreement and the Borrower shall reimburse the Lender for any amounts paid by the Lender pursuant to this Section 7.4. The Borrower's obligation to reimburse the Lender pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

7.5      Specific Performance of Certain Covenants. The Borrower acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(d), 4.1(e), 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.12, 4.13, 4.14, 4.15, 5.3, or 7.7 will cause irreparable injury to the Lender and the other Secured Parties, that the Lender and the other Secured Parties have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Lender to seek and obtain specific performance of other obligations of the Borrower contained in this Security Agreement, that the covenants of the Borrower contained in the Sections referred to in this Section 7.5 shall be specifically enforceable against the Borrower.

7.6     Dispositions Not Authorized. The Borrower is not authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1(d) and notwithstanding any course of dealing between the Borrower and the Lender or other conduct of the Lender, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1(d)) shall be binding upon the Lender or the other Secured Parties unless such authorization is in writing signed by the Lender.

7.7    No Waiver; Amendments; Cumulative Remedies. No failure or delay by the Lender or any other Secured Party to exercise any right or power under this Security Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Lender and the other Secured Parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Security Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless in writing signed by the Lender and then only to the extent in such writing specifically set forth.

7.8     Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in this Security Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

7.9     Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Borrower for liquidation or reorganization, should the Borrower become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of the Borrower's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof (including a payment effected through exercise of a right of setoff), is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise (including pursuant to any settlement entered into by a Secured Party in its discretion), all as though such payment or performance had not been made. In the event that any payment, or any part thereof (including a payment effected through exercise of a right of setoff), is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

7.10  Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Borrower, the Lender, the other Secured Parties and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that the Borrower shall not have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Lender. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Lender, for the benefit of the Lender and the other Secured Parties, hereunder.

7.11  Survival of Representations. All representations and warranties of the Borrower contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

7.12  Taxes and Expenses. Subject to the terms of the Credit Agreement, any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Borrower, together with interest and penalties, if any. The Borrower shall reimburse the Lender for any and all out-of-pocket expenses and internal charges (including reasonable attorneys', auditors' and accountants' fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Lender) paid or incurred by the Lender in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and, to the extent provided in the Credit Agreement in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by the Borrower in the performance of actions required pursuant to the terms hereof shall be borne solely by the Borrower.

7.13  Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

7.14  Termination. This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations have been indefeasibly paid and performed in full (or with respect to any outstanding Letters of Credit, a cash deposit has been delivered to the Lender as required by the Credit Agreement) and no commitments of the Lender which would give rise to any Secured Obligations are outstanding.

7.15  Entire Agreement. This Security Agreement and the other Loan Documents embody the entire agreement and understanding between the Borrower and the Lender relating to the Collateral and supersedes all prior agreements and understandings between the Borrower and the Lender relating to the Collateral.

7.16  CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE COMMONWEALTH OF PENNSYLVANIA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

7.17  CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR STATE COURT SITTING IN THE COMMONWEALTH OF PENNSYLVANIA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT, SUBJECT TO BANK’S ELECTION, ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE LENDER OR ANY AFFILIATE OF THE LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN THE COMMONWEALTH OF PENNSYLVANIA.

7.18  WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OR OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

7.19  Indemnity. Subject to the terms of the Credit Agreement, the Borrower hereby agrees to indemnify the Lender, the other Secured Parties and their respective successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, fees, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not the Lender or any other Secured Party is a party thereto) imposed on, incurred by or asserted against the Lender or any other Secured Party, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by any Secured Party or the Borrower, and any claim for Patent, Trademark or Copyright infringement).

7.20  Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Security Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Security Agreement.

ARTICLE VIII

NOTICES

8.1    Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent in accordance with Section 8.01 of the Credit Agreement, provided that notices to the Borrower shall be sent to the Borrower at its mailing address set forth in Exhibit A hereto.

8.2    Change in Address for Notices. Each of the Borrower and the Lender may change the address for service of notice upon it by a notice in writing to the other party.

8.3    Inconsistent Provisions. This Security Agreement and the Credit Agreement are intended to be read and construed together to the end that they are to be read consistently together. To the extent that there may be any inconsistency, the terms of the Credit Agreement shall control.

[Signature Page Follow]

IN WITNESS WHEREOF, the Borrower and the Lender have executed this Security Agreement. as of the date first above written.

BORROWER: MAM SOFTWARE GROUP, INC. By:____________________________ Name: Brian H. Callahan Title: Chief Financial Officer

STATE OF ____________________	:
:	SS.
COUNTY OF ______________________	:

I HEREBY CERTIFY, that on this _____ day of _______________, 2017, before me, the undersigned Notary Public of said State, personally appeared Brian H. Callahan, who acknowledged himself/herself to be Chief Financial Officer of MAM Software Group, Inc., a Delaware corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same for the purposes therein contained as the duly authorized Chief Financial Officer of said corporation by signing the name of the corporation by himself/herself as Chief Financial Officer.

WITNESS my hand and Notarial Seal.

_______________________
Notary Public

My Commission Expires:

[Signature Page to Security and Pledge Agreement - Borrower]

IN WITNESS WHEREOF, the Borrower and the Lender have executed this Security Agreement, as a document under seal, as of the date first above written.

UNIVEST BANK AND TRUST CO.
as Lender

By:___________________________
          Mark W. Torie
          Authorized Officer

[Signature Page to Security and Pledge Agreement - Borrower]

EXHIBIT A

(See Sections 3.2, 3.3, 3.4, 3.9 and 8.1 of Security Agreement)

BORROWER'S INFORMATION AND COLLATERAL LOCATIONS

I.	Name of Borrower: MAM Software Group, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 3648702

V.	Federal Identification Number: 841108035

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Two Valley Square

512 E. Township Line Road, Suite 220

Blue Bell, PA 19422

VII.	Locations of Collateral:

(a)	Properties Owned by the Borrower: None.

(b)	Properties Leased by the Borrower (Include Landlord's Name):

Two Valley Square

512 E. Township Line Rd, Suite 220

Blue Bell, PA 19422

Landlord: CC Blue Bell Two Valley Square, LP

1320 Hausman Rd., Suite 101

Allentown, PA 18104

Landlord: Ridgeview Limited Partners, by TCAS, Inc., its General Partner

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

EXHIBIT B

(See Section 3.5 of Security Agreement)

DEPOSIT ACCOUNTS

Company	Name of Institution	Account Number
MAM Software, Inc.	JP Morgan	783855278
MAM Software, Inc.	JP Morgan	783855286
MAM Software Group, Inc.	JP Morgan	786217757
MAM Software Group, Inc.	JP Morgan	3379953309
MAM Software, Inc.	Wells Fargo	000007038590787

EXHIBIT C

(See Section 3.7 of Security Agreement)

LETTER-OF-CREDIT RIGHTS

None.

CHATTEL PAPER

None.

EXHIBIT D (See Section 3.10 and 3.11 of Security Agreement) INTELLECTUAL PROPERTY RIGHTS PATENTS

Patent Description	Patent Number	Issue Date
None

PATENT APPLICATIONS

Patent Application	Application Filing Date	Application Serial Number
None

TRADEMARKS

Trademark	Registration Date	Registration Number
None

TRADEMARK APPLICATIONS

Trademark Application	Application Filing Date	Application Serial Number
None

COPYRIGHTS

Copyright	Registration Date	Registration Number
None

COPYRIGHT APPLICATIONS

Copyright Application	Application Filing Date	Application Serial Number
None

INTELLECTUAL PROPERTY LICENSES

Name of Agreement	Date of Agreement	Parties to Agreement
None

EXHIBIT E

(See Section 3.11 of Security Agreement)

TITLE DOCUMENTS

I.     Vehicles subject to certificates of title:

Description	Title Number	State Where Issued
None

II.     Aircraft/engines/parts, ships, railcars and other vehicles governed by federal statute:

Description	Registration Number
None

EXHIBIT F

(See Section 3.11 of Security Agreement)

FIXTURES

I.     Legal description, county and street address of property on which Fixtures are located:

Two Valley Square

512 Township Line Road, Suite 220

Blue Bell, Pennsylvania 19422

1320 Hausman Rd., Suite 101

Allentown, PA 18104

II.    Name and Address of Record Owner:

Two Valley Square

512 Township Line Road, Suite 220

Blue Bell, Pennsylvania 19422

Landlord: CC Blue Bell Two Valley Square, LP

1320 Hausman Rd., Suite 101

Allentown, PA 18104

Landlord: Ridgeview Limited Partners, by TCAS, Inc., its General Partner

EXHIBIT G

(See Section 3.13 of Security Agreement and Definition of “Pledged Collateral”)

LIST OF PLEDGED COLLATERAL, SECURITIES AND OTHER INVESTMENT PROPERTY

STOCKS

Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares
MAM Software, Inc.		1,000	Common	100%
MAM Software, LTD		100	Ordinary	100%*
Origin Solutions, Ltd.		100	Ordinary	100%

*Notwithstanding the fact that Borrower owns 100% of the outstanding shares of MAM Software, LTD. as set forth in Section 5.14 of the Credit Agreement, the pledge of such shares shall be limited to 65% of the issued and outstanding shares of MAM Software, LTD.

BONDS

Issuer	Number	Face Amount	Coupon Rate	Maturity
None.

GOVERNMENT SECURITIES

Issuer	Number	Type	Face Amount	Coupon Rate	Maturity
None.

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY
(CERTIFICATED AND UNCERTIFICATED)

Issuer	Description of Collateral	Percentage Ownership Interest
None.

EXHIBIT H

(See Section 3.1 of Security Agreement)

OFFICES IN WHICH FINANCING STATEMENTS HAVE BEEN FILED

Office of the Secretary of the State for the State of Delaware

EXHIBIT I

(See Definition of “Commercial Tort Claim”)

COMMERCIAL TORT CLAIMS
{NOTE: SPECIFICALLY DESCRIBE THE CLAIM (I.E. PARTIES, DESCRIPTION OF THE
DISPUTE, CASE NUMBER — IF AVAILABLE) - SEE OFFICIAL COMMENT 5 TO SECTION 9-108
OF THE UCC}

Description of Claim	Parties	Case Number; Name of Court where Case was Filed
None.

EXHIBIT J

(See Section 4.8 of Security Agreement)

AMENDMENT

This Amendment, dated_________________ is delivered pursuant to Section 4.8 of the Security Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement. The undersigned hereby certifies that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct. The undersigned further agrees that this Amendment may be attached to that certain Pledge and Security Agreement, dated ___________ ___, 2017, between the undersigned, as the Borrower, and Univest Bank and Trust Co., as the Lender, (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Security Agreement”) and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in said Security Agreement and shall secure all Secured Obligations referred to in the Security Agreement.

By: ______________________________

Name: ________________________

Title: __________________________

Schedule I to Amendment to Security Agreement

COMMERCIAL TORT CLAIMS

{NOTE: SPECIFICALLY DESCRIBE THE CLAIM (I.E. PARTIES, DESCRIPTION OF THE

DISPUTE, CASE NUMBER — IF AVAILABLE) - SEE OFFICIAL COMMENT 5 TO SECTION 9-108 OF THE UCC}

Description of Claim	Parties	Case Number; Name of Court where Case was Filed